UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
              (DATE OF EARLIEST EVENT REPORTED): September 9, 2005


                                                              IRS Employer
Commission     Registrant; State of Incorporation;            Identification
File Number    Address; and Telephone Number                  Number
-------------- ------------------------------------------     ----------------

1-13739        UNISOURCE ENERGY CORPORATION                   86-0786732
               (An Arizona Corporation)
               One South Church Avenue, Suite 100
               Tucson, AZ 85701
               (520) 571-4000

1-5924         TUCSON ELECTRIC POWER COMPANY                  86-0062700
               (An Arizona Corporation)
               One South Church Avenue, Suite 100
               Tucson, AZ 85701
               (520) 571-4000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
------------------------------------------------------

     On September 9, 2005, the Board of Directors of UniSource Energy Corporation (UniSource Energy) approved the compensation arrangements for Raymond G. Heyman and increased the compensation of certain officers of the Company as summarized in Exhibit 10.1 hereto. See Item 8.01, below.


ITEM 8.01 - OTHER EVENTS.
-------------------------

ELECTION OF SENIOR VICE PRESIDENT AND GENERAL COUNSEL

     The Board of Directors of UniSource Energy has elected Raymond G. Heyman to the position of Senior Vice President and General Counsel of UniSource Energy, effective September 15, 2005. Mr. Heyman will serve in the same position for UniSource Energy subsidiaries Tucson Electric Power Company and UniSource Energy Services, Inc. Mr. Heyman succeeds Vincent Nitido, Jr. as General Counsel. Mr. Nitido, who had previously announced his intention to retire in January 2006, will continue to serve as Vice President pending his retirement.

     Mr. Heyman was a member of the Phoenix law firm Roshka Heyman & DeWulf, PLC, and has represented UniSource Energy, Tucson Electric Power and UniSource Energy Services in proceedings before the Arizona Corporation Commission, as well as in other legal and regulatory matters.

     A summary of Mr. Heyman's compensation arrangements is attached hereto as
Exhibit 10.1.

     The Board of Directors also promoted Kevin P. Larson from Vice President, Chief Financial Officer and Treasurer to Senior Vice President, Chief Financial Officer and Treasurer.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.
---------------------------------------------

(c) Exhibits

10.1 Summary of Compensation Arrangements for Raymond G. Heyman, Senior Vice President and General Counsel; and Compensation Changes for other officers.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: September 13, 2005                   UNISOURCE ENERGY CORPORATION
                                           ------------------------------------
                                                    (Registrant)


                                           /s/ Kevin P. Larson
                                           ------------------------------------
                                               Vice President and Principal
                                                    Financial Officer


Date: September 13, 2005                   TUCSON ELECTRIC POWER COMPANY
                                           ------------------------------------
                                                    (Registrant)


                                           /s/ Kevin P. Larson
                                           ------------------------------------
                                               Vice President and Principal
                                                    Financial Officer